                                                                    EXHIBIT 99.1

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER


       The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1996-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

       1. The Monthly Report for the period from October 1, 1996 to October 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

       2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

       IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1996.

                                           GREEN TREE FINANCIAL CORP.



                                           BY: /s/Phyllis A. Knight
                                               --------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


       The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1996-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

       1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

       2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

       IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1996.

                                      GREEN TREE FINANCIAL CORP.



                                      BY: /s/ Phyllis A. Knight
                                          -----------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D

                                MONTHLY REPORT
                                 October 1996


                                                   Distribution Date:  11/15/96
                                                   CUSIP#:  393505 PS5 PT3 PU0
                                                            PV8 PW6 PX4 PY2
                                                   Trust Account:  3335180-0


       CLASS HI: A CERTIFICATES
       ------------------------
1.     (a)  Sub-Pool HI Amount Available (including Monthly
            Servicing Fee)                                        $5,358,528.41

       (b)  Class HI: M-1 Interest Deficiency Amount (if any),
            Class HI: M-2 Interest Deficiency Amount (if any)
            and Class HI: B-1 Interest Deficiency Amount (if
            any) withdrawn for prior Payment Date                           .00

       (c)  Sub-Pool HI Amount Available after giving effect
            to withdrawal of any Class HI: M-1 Interest
            Deficiency Amount, Class HI: M-2 Interest
            Deficiency Amount and Class HI: B-1 Interest
            Deficiency Amount for prior Payment Date               5,358,528.41


2.  Aggregate Interest

       (a)  Class HI: A-1 Pass-through Rate          6.40%

       (b)  Class HI: A-1 Interest                                   336,583.19

       (c)  Class HI: A-2 Pass-through Rate          6.80%

       (d)  Class HI: A-2 Interest                                   187,000.00

       (e)  Class HI: A-3 Pass-through Rate          7.15%

       (f)  Class HI: A-3 Interest                                   269,435.83

3.  Amount applied to Unpaid Class HI: A Interest Shortfall                 .00

4.  Remaining Unpaid Class HI: A Interest Shortfall                         .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D

                                MONTHLY REPORT
                                 October 1996

                                    Page 2


                                                    Distribution Date:  11/15/96
                                                    CUSIP#:  393505 PS5 PT3 PU0
                                                             PV8 PW6 PX4 PY2
                                                    Trust Account:  3335180-0

     PRINCIPAL

5.   Sub-Pool HI: Class A Formula Principal Distribution Amount:

        (a)  Scheduled Principal                                     429,913.36
        (b)  Principal Prepayments                                 2,742,535.41
        (c)  Liquidated Contracts                                      3,126.48
        (d)  Repurchases                                                    .00
        (e)  Previously undistributed Principal Amounts                     .00

                 Total Principal                                   3,175,575.25

6.   Pool Scheduled Principal Balance of Sub-Pool HI             174,496,710.10

7.   Sub-Pool HI Senior Percentage for such Payment Date                    100%

8.   Class HI: A Principal Distribution:

        (a)  Class HI: A-1                                         3,175,575.25
        (b)  Class HI: A-2                                                  .00
        (c)  Class HI: A-3                                                  .00

9.   Class HI: A Principal Balance:

        (a)  Class HI: A-1 Principal Balance                      59,933,773.10
        (b)  Class HI: A-2 Principal Balance                      33,000,000.00
        (c)  Class HI: A-3 Principal Balance                      45,220,000.00

     CLASS HI: M-1 CERTIFICATES
     --------------------------

10.  Sub-Pool HI Amount Available less the Class HI: A
     Distribution Amount (including Monthly Servicing Fee)         1,389,934.14


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                  October 1996
                                     Page 3

                                      Distribution Date: 11/15/96
                                      CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                      PX4 PY2
                                      Trust Account:  3335180-0

          INTEREST

     11.  Current Interest
             (a) Class HI: M-1 Pass-through Rate                                    7.60
             (b) Class HI: M-1 Interest                                        93,796.67

     12.  Amount applied to Unpaid Class HI: M-1 Interest Shortfall                  .00

     13.  Amount applied to Class HI: M-1 Interest Deficiency Amount                 .00

     14.  Remaining unpaid Class HI: M-1 Interest Deficiency Amount                  .00

     15.  Remaining Unpaid Class HI: M-1 Interest Shortfall                          .00

          PRINCIPAL

     16.  Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:

             (a)     Scheduled Principal                                             .00
             (b)     Principal Repayments                                            .00
             (c)     Liquidated Contracts                                            .00
             (d)     Repurchases                                                     .00
             (e)     Previously undistributed
                     Principal Amounts                                               .00

                         Total Principal                                             .00

     17.  Class HI: M-1 Principal Distribution                                       .00

     18.  Class HI: M-1 Principal Balance                                  14,180,000.00

     19.  Pool Scheduled Principal Balance of Sub-Pool HI                 174,496,710.10

     20.  Sub-Pool HI Senior Percentage for such Payment Date                        100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 October 1996
                                    Page 4

                                      Distribution Date: 11/15/96
                                      CUSIP#:  393505 PS5 PU0 PV8 PW6
                                                  PX4 PY2
                                      Trust Account:  3335180-0



          INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT
     21.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount                               .00

     22.  Class HI: M-1 Liquidation Loss Principal Amount                                       .00

     23.  Interest at Class HI: M-1 Pass-Through Rate on:

               (a)  Class HI: M-1 Liquidation Loss Principal Amount                             .00
               (b)  Unpaid Class HI: M-1 Liquidation Loss Interest
                    Shortfall                                                                   .00

     24.  Amount applied to such interest                                                       .00

     25.  Liquidation Loss interest remaining unpaid                                            .00

          CLASS HI: M-2 CERTIFICATES
          --------------------------

     26.  Sub-Pool HI Amount Available less the Class HI:
          A Distribution Amount and Class HI: M-1 Distribution
          Amount (including Monthly Servicing Fee)                                     1,296,137.47

          INTEREST

     27.  Current Interest
               (a)  Class HI: M-2 Pass-Through Rate                            7.90%
               (b)  Class HI: M-2 Interest                                                59,052.50

     28.  Amount applied to Unpaid Class HI: M-2 Interest Shortfall                             .00

     29.  Amount applied to Class HI: M-2 Interest Deficiency Amount                            .00

     30.  Remaining unpaid Class HI: M-2 Interest Deficiency Amount                             .00

     31.  Remaining unpaid Class HI: M-2 Interest Shortfall                                     .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 October 1996
                                    Page 5


                                                 Distribution Date: 11/15/96
                                                 CUSIP#:  393505 PS5 PT3 PU0 PV8
                                                             PW6 PX4 PY2
                                                 Trust Account:  3335180-0


     PRINCIPAL
32.  Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
               (a)  Scheduled Principal               .00
               (b)  Principal Prepayments             .00
               (c)  Liquidated Contracts              .00
               (d)  Repurchases                       .00
               (e)  Previously undistributed
                    Principal Amounts                 .00

                                  Total Principal                              .00

33.  Class HI: M-2 Principal Distribution                                      .00

34.  Class HI: M-2 Principal Balance                                  8,970,000.00

35.  Pool Schedule Principal of Sub-Pool HI                         174,496,710.10

36.  Sub-Pool HI Senior Percentage for such Payment Date                      100%

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount                   .00

38.  Class HI: M-2 Liquidation Loss Principal Amount                           .00

39.  Interest at Class HI: M-2 Pass-Through Rate on:

               (a)  Class HI: M-2 Liquidation Loss Principal Amount            .00
               (b)  Unpaid Class HI: M-2 Liquidation Loss
                    Interest Shortfall                                         .00

40.  Amount applied to such interest                                           .00

41.  Liquidation Loss interest remaining unpaid                                .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 October 1996
                                    Page 6

                                      Distribution Date: 11/15/96
                                      CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                                  NL2 NM0
                                      Trust Account:  3334953-0

          CLASS HI: B Principal Distribution Tests
          (tests must be satisfied on and after the Payment Date occurring in October 1999)


     42.  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

               (a)  Sixty-Day Delinquency Ratio for current
                    Payment Date                                            .08%

               (b)  Average Sixty-Day Delinquency Ratio Test
                    (arithmetic average of ratios for this month
                    and two preceding months; may not exceed 2.5%)          .03%

     43.  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

               (a)  Thirty-Day Delinquency Ratio for current
                    Payment Date                                            .23%

               (b)  Average Thirty-Day delinquency Ratio Test
                    (arithmetic average of ratios for this month
                    and two preceding months; may not exceed 5%)            .14%

     44.  Sub-Pool HI Cumulative Realized Losses Test

               (a)  Cumulative Realized Losses for current
                    Payment Date (as a percentage of Cut-off Date
                    Pool Principal Balance: may not exceed 9%)              .00%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 October 1996
                                    Page 7

                                             Distribution Date: 11/15/96
                                             CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                                         PX4 PY2
                                             Trust Account:  3335180-0

     45.  Sub-Pool HI Current Realized Losses Test

               (a)  Current Realized Losses for current
                    Payment Date                                                            3,484.97

               (b)  Current Realized Loss Ratio (total Realized Losses
                    for most recent three months, multiplied By 4, divided
                    by arithmetic average of Pool Scheduled Principal                            .01%

                    Balances for third preceding Remittance and for current
                    Remittance Date; may not exceed 2.5%)

     46.  Class HI: B Principal Balance Test

               (a)  Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
                    Principal Balance for prior Payment Date (must equal
                    or exceed 14.0%)                                                            7.07%


          CLASS HI: B-1 CERTIFICATES
          --------------------------

     47.  Sub-Pool HI Amount Available less the Class HI: A Distribution
          Amount and Class HI: M Distribution Amount (including Monthly
          Servicing Fee)                                                                1,237,084.97

          INTEREST

     48.  Class HI: B-1 Pass-Through Rate                                    7.60%

     49.  Current Interest                                                                 45,473.33

     50.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall                              .00

     51.  Amount applied to Class HI: B-1 Interest Deficiency Amount                             .00

     52.  Remaining unpaid Class HI: B-1 Interest Deficiency Amount                              .00

                                                 GREEN TREE FINANCIAL CORPORATION
                                       CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                                         GREEN TREE TRUST
                                                              1996-D
                                                          MONTHLY REPORT
                                                           October 1996
                                                              Page 8

                                                              Distribution Date: 11/15/96
                                                              CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                                                               PX4 PY2
                                                              Trust Account:  3335180-0



 PRINCIPAL

54.  Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
            (a)      Scheduled Principal                             .00
            (b)      Principal Prepayments                           .00
            (c)      Liquidated Contracts                            .00
            (d)      Repurchases                                     .00
            (e)      Previously undistributed
                     Principal Amounts                               .00

                               Total Principal                                                        .00

55.  Class HI: B Percentage for such Payment Date                                                       0%

56.  Class HI: B Percentage of Formula Principal
     Distribution Amount                                                                              .00

57.  Class HI: B Principal Balance                                                          12,562,937.00

58.  Class HI: B-1 Principal Balance                                                         7,180,000.00

59.  Pool Scheduled Principal of Sub-Pool HI                                               174,496,710.10

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount                                          .00

61.  Class HI: B-1 Liquidation Loss Principal Amount                                                  .00

62.  Interest at Class HI: B-1 Pass-Through Rate on:

            (a)     Class HI: B-1 Liquidation Loss Principal Amount                                   .00
            (b)     Unpaid Class HI: B-1 Liquidation Loss
                    Interest Shortfall                                                                .00

63.  Amount applied to such interest                                                                  .00

64.  Liquidation Loss interest remaining unpaid                                                       .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 October 1996
                                    Page 9

                                    Distribution Date: 11/15/96
                                    CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                                PX4 PY2
                                    Trust Account:  3335180-0


              CLASS HI: B-2 CERTIFICATES

65.       Remaining Sub-Pool HI Amount Available                                1,191,611.64

          INTEREST

66.       Class HI: B-2 Pass-Through Rate                      8.00%

67.       Current Interest                                                         35,886.25

68.       Amount applied to Unpaid Class HI: B-2 Interest Shortfall                      .00

69.       Remaining Unpaid Class HI: B-2 Interest Shortfall                              .00

          PRINCIPAL

70.       Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

               (a)  Scheduled Principal                         .00
               (b)  Principal Prepayments                       .00
               (c)  Liquidated Contracts                        .00
               (d)  Repurchases                                 .00
               (e)  Previously undistributed
                    Principal Amounts                           .00

                              Total Principal                                            .00

71.           Class HI: B Percentage for such Payment Date                                 0%

72.           Class HI: B Percentage of Formula Principal Distribution
              Amount                                                                     .00

73.           Current Principal (Class HI: B Percentage of Formula
              Principal Distribution Amount less Class HI: B-1
              Principal Balance)                                                         .00

74.           Class HI: B-2 Liquidation Loss Principal Amount                            .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 October 1996
                                    Page 10

                                             Distribution Date: 11/15/96
                                             CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                                   PX4 PY2
                                             Trust Account:  3335180-0

75.  Class HI: B-2 Guaranty Payment                                        .00

76.  Class HI: B-2 Principal Balance                              5,382,937.00

77.  Pool Scheduled Principal Balance of Sub-Pool HI            174,496,710.10

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount               .00

79.  Class HI: B-2 Liquidation Loss Principal Amount                       .00

80.  Interest at Class HI: B-2 Pass-Through Rate on:

          (a)  Class HI: B-2 Liquidation Loss Principal Amount             .00
          (b)  Unpaid Class HI: B-2 Liquidation Loss Interest
               Shortfall                                                   .00

81.  Amount applied to such interest                                       .00

82.  Liquidation Loss interest remaining unpaid                            .00

     CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HI Pool Factors

          (a)  Class HI: A-1 Pool Factor                             .92205805
          (b)  Class HI: A-2 Pool Factor                            1.00000000
          (c)  Class HI: A-3 Pool Factor                            1.00000000
          (d)  Class HI: M-1 Pool Factor                            1.00000000
          (e)  Class HI: M-2 Pool Factor                            1.00000000
          (f)  Class HI: B-1 Pool Factor                            1.00000000
          (g)  Class HI: B-2 Pool Factor                            1.00000000

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 October 1996
                                    Page 11

                                             Distribution Date: 11/15/96
                                             CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                                           PX4 PY2
                                             Trust Account:  3335180-0

84.  Aggregate Scheduled Balances of Delinquent Contracts as of
     Determination Date

     (a)  31-59 days             392,691.12      27
     (b)  60-89 days             110,589.33       6
     (c)  90 or more days         28,692.55       1

85.  Principal Balance of Defaulted Contracts                    3,126.48

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                          1              3,484.97

87.  Number of Loans Remaining                                     10,478

88.  Number and Principal Balance of Contracts with FHA
     Claims finally rejected, or no FHA claim was submitted
     because FHA insurance was unavailable        1              3,126.48

89.  FHA Insurance reserve amount                           95,321,191.18

90.  Amount received from FHA Insurance                               .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 October 1996
                                    Page 12

                                             Distribution Date: 11/15/96
                                             CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                             QE5 QF2 QG0
                                             Trust Account:  3335180-0

    CLASS HE: A CERTIFICATES
    ------------------------

1.  (a)  Sub-Pool HE Amount Available (including
         Monthly Servicing Fee)                               4,691,713.08

    (b)  Class HE: M-1 Interest Deficiency Amount
         (if any), Class HE: M-2 Interest Deficiency
         Amount (if any) and Class HE: B-1 Interest
         Deficiency Amount (if any) withdrawn for
         Payment Date                                                        .00

    (c)  Sub-Pool HE Amount Available after giving effect
         to withdrawal of any, Class HE: M-1 Interest
         Deficiency Amount, Class HE: M-2 Interest Deficiency
         Amount and Class HE: B-1 Interest Deficiency Amount
         for prior Payment Date                               4,691,713.08

    INTEREST

2.  Aggregate Interest
         (a)  Class HE: A-1 Pass-Through Rate         6.50%
         (b)  Class HE: A-1 Interest                                  322,299.57
         (c)  Class HE: A-2 Pass-Through Rate         6.95%
         (d)  Class HE: A-2 Interest                                  312,750.00
         (e)  Class HE: A-3 Pass-Through Rate         7.35%
         (f)  Class HE: A-3 Interest                                  110,250.00
         (g)  Class HE: A-4 Pass-Through Rate         7.70%
         (h)  Class HE: A-4 Interest                                  187,751.67

3.  Amount applied to Unpaid Class HE: A Interest Shortfall                  .00

4.  Remaining Unpaid Class HE: A Interest Shortfall                          .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 October 1996
                                    Page 12

                                             Distribution Date: 11/15/96
                                             CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                             QE5 QF2 QG0
                                             Trust Account:  3335180-0
    PRINCIPAL

5.  Sub-Pool HE: Class A Formula Principal Distribution Amount:
         (a)  Scheduled Principal              168,690.44
         (b)  Principal Prepayments          2,173,869.39
         (c)  Liquidated Contracts                    .00
         (d)  Repurchases                      386,250.00
         (e)  Previously undistributed
              Principal Amounts                       .00

                        Total Principal                             2,728,809.83

6.  Pool Scheduled Principal Balance of Sub-Pool HE               182,943,304.21

7.  Sub-Pool HE Senior Percentage of such Payment Date                 100%

8.  Class HE: A Principal Distribution:

         (a)  Class HE: A-1                                         2,728,809.83
         (b)  Class HE: A-2                                                  .00
         (c)  Class HE: A-3                                                  .00
         (d)  Class HE: A-4                                                  .00

9.  Class HE: A Principal Balance:

         (a)  Class HE: A-1                                        56,772,649.21
         (b)  Class HE: A-2                                        54,000,000.00
         (c)  Class HE: A-3                                        18,000,000.00
         (d)  Class HE: A-4                                        29,260,000.00

    CLASS HE: M-1 CERTIFICATES
    --------------------------

10. Sub-Pool HE Amount Available less the Class HE:
    A Distribution Amount (including Monthly Servicing Fee)         1,029,852.01

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                 October 1996
                                    Page 13

                                             Distribution Date: 11/15/96
                                             CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                             QE5 QF2 QG0
                                             Trust Account:  3335180-0
     INTEREST

11.  Current Interest
          (a)  Class HE: M-1 Pass-Through Rate    8.10%
          (b)  Class HE: M-1 Interest                                  63,450.00

12.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall               .00

13.  Amount applied to Class HE: M-1 Interest Deficiency Amount              .00

14.  Remaining unpaid Class HE: M-1 Interest Deficiency Amount               .00

15.  Remaining unpaid Class HE: M-1 Interest Shortfall                       .00

     PRINCIPAL

16.  Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                .00
          (b)  Principal Prepayments              .00
          (c)  Liquidated Contracts               .00
          (d)  Repurchases                        .00
          (e)  Previously undistributed
               Principal Amounts                  .00

                         Total Principal                                     .00

17.  Class HE: M-1 Principal Distribution                                    .00

18.  Class HE: M-1 Principal Balance                                9,400,000.00

19.  Pool Scheduled Principal Balance of Sub-Pool HE              182,943,304.21

20.  Sub-Pool HE Senior Percentage for such Payment Date                    100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D

                                MONTHLY REPORT
                                 October 1996

                                                    Distribution Date:  11/15/96
                                                    CUSIP#:  393505 PZ9 QA3 QB1
                                                             QC9 QD7 QE5 QF2 QG0
                                                    Trust Account:  3335180-0


     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                .00

22.  Class HE: M-1 Liquidation Loss Principal Amount                        .00

23.  Interest at Class HE: M-1 Pass-Through Rate on:

          (a)  Class HE: M-1 Liquidation Loss Principal Amount              .00

          (b)  Unpaid Class HE: M-1 Liquidation Loss Interest
               Shortfall                                                    .00

24.  Amount applied to such interest                                        .00

25.  Liquidation Loss interest remaining unpaid                             .00


     CLASS HE: M-2 CERTIFICATES
     --------------------------

26.  Sub-Pool HE Amount Available less the Class HE: A
     Distribution Amount and Class HE: M-1 Distribution Amount
     (including Monthly Servicing Fee)                               966,402.01


     INTEREST

27.  Current Interest
          (a)  Class HE: M-2 Pass-Through Rate         8.30%
          (b)  Class HE: M-2 Interest                                 45,511.67

28.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall              .00

29.  Amount applied to Class HE: M-2 Interest Deficiency Amount             .00

30.  Remaining unpaid Class HE: M-2 Interest Deficiency Amount              .00

31.  Remaining unpaid Class HE: M-2 Interest Shortfall                      .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D

                                MONTHLY REPORT
                                 October 1996

                                                    Distribution Date:  11/15/96
                                                    CUSIP#:  393505 PZ9 QA3 QB1
                                                             QC9 QD7 QE5 QF2 QG0
                                                    Trust Account:  3335180-0


     PRINCIPAL

32.  Sub-Pool HE: Class M-2 Formula Principal Distribution
     Amount:

          (a)  Scheduled Principal                 .00
          (b)  Principal Prepayments               .00
          (c)  Liquidated Contracts                .00
          (d)  Repurchases                         .00
          (e)  Previously undistributed
               Principal Amounts                   .00

                    Total Principal                                         .00

33.  Class HE: M-2 Principal Distribution                                   .00

34.  Class HE: M-2 Principal Balance                               6,580,000.00

35.  Pool Scheduled Principal of Sub-Pool HE                     182,943,304.21

36.  Sub-Pool HE Senior Percentage for such Payment Date                   100%


     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                .00

38.  Class HE: M-2 Liquidation Loss Principal Amount                        .00

39.  Interest at Class HE: M-2 Pass-Through Rate on:

          (a)  Class HE: M-2 Liquidation Loss Principal Amount              .00

          (b)  Unpaid Class HE: M-2 Liquidation Loss Interest
               Shortfall                                                    .00

40.  Amount applied to such interest                                        .00

41.  Liquidation Loss interest remaining unpaid                             .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D

                                MONTHLY REPORT
                                 October 1996

                                                    Distribution Date:  11/15/96
                                                    CUSIP#:  393505 PZ9 QA3 QB1
                                                             QC9 QD7 QE5 QF2 QG0
                                                    Trust Account:  3335180-0


     Class HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 1999)

42.  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current Payment Date        .64%

          (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 2.5%)                                .49%

43.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

          (a)  Thirty-Day Delinquency Ratio for current Payment Date      2.06%

          (b)  Average Thirty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding
               months; may not exceed 5%)                                 1.95%

44.  Sub-Pool HE Cumulative Realized Losses Test

          (a)  Cumulative Realized Losses for current Payment Date
               (as a percentage of Cut-Off Date Pool Principal
               Balance; may not exceed 9%)                                 .00%

45.  Sub-Pool HE Current Realized Losses Test

          (a)  Current Realized Losses for current Payment Date            .00

          (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by
               arithmetic average of Pool Scheduled Principal
               Balances for third preceding Remittance and for
               current Remittance Date; may not exceed 2%)                 .00%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D

                                 MONTHLY REPORT
                                  October 1996

                                                    Distribution Date:  11/15/96
                                                    CUSIP#:  393505 PZ9 QA3 QB1
                                                             QC9 QD7 QE5 QF2 QG0
                                                    Trust Account:  3335180-0


46.  Class HE: B Principal Test

          (a)  Class HE: B Principal Balance (before any
               distributions on current Payment Date) divided by
               Pool Scheduled Principal Balance for prior
               Payment Date (must equal or exceed 10%)                    4.81%


     CLASS HE:B-1 CERTIFICATES
     -------------------------

47.  Sub-Pool HE Amount Available less the Class HE: A
     Distribution Amount and Class HE: M Distribution
     Amount (including Monthly Servicing Fee)                       920,890.34


     INTEREST

48.  Class HE: B-1 Pass-Through Rate            8.00%

49.  Current Interest                                                43,866.67

50.  Amount applied to Unpaid Class HE: B-1 Interest Shortfall             .00

51.  Amount applied to Class HE: B-1 Interest Deficiency Amount            .00

52.  Remaining unpaid Class HE: B-1 Interest Deficiency Amount             .00

53.  Remaining Unpaid Class HE: B-1 Interest Shortfall                     .00

54.  Sub-Pool HE: Class B-1 Formula Principal Distribution
     Amount:

          (a)  Scheduled Principal               .00
          (b)  Principal Prepayments             .00
          (c)  Liquidated Contracts              .00
          (d)  Repurchases                       .00
          (e)  Previously undistributed
               Principal Amounts                 .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                  October 1996
                                    Page 18

                                  Distribution Date: 11/15/96
                                  CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                  QE5 QF2 QG0
                                  Trust Account:  3335180-0

                    Total Principal                                         .00

55.  Class HE: B Percentage for such Payment Date                            0%

56.  Class HE: B Percentage of Formula Principal Distribution Amount        .00

57.  Class HE: B Principal Balance                                 8,930,655.00

58.  Class HE: B-1 Principal Balance                               6,580,000.00

59.  Pool Scheduled Principal of Sub-Pool HE                     182,943,304.21

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                .00

61.  Class HE: B-1 Liquidation Loss Principal Amount                        .00

62.  Interest at Class HE: B-1 Pass-Through Rate on:

     (a)  Class HE: B-1 Liquidation Loss Principal Amount                   .00
     (b)  Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall          .00

63.  Amount applied to such interest                                        .00

64.  Liquidation Loss interest remaining unpaid                             .00

     CLASS HE:  B-1 CERTIFICATES

65.  Remaining Sub-Pool HE Amount Available                          877,023.67

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                  October 1996
                                     Page 19



                                      Distribution Date: 11/15/96
                                      CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                      QE5 QF2 QG0
                                      Trust Account:  3335180-0
     INTEREST

66.  Class HE: B-2 Pass-Through Rate               8.30%

67.  Current Interest                                                 16,258.70

68.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall              .00

69.  Remaining Unpaid Class HE: B-2 Interest Shortfall                      .00

     PRINCIPAL

70.  Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                  .00
          (b)  Principal Prepayments                .00
          (c)  Liquidated Contracts                 .00
          (d)  Repurchases                          .00
          (e)  Previously undistributed
               Principal Amounts                    .00

                     Total Principal                                        .00

71.  Class HE: B Percentage for such Payment Date                            0%

72.  Class HE: B Percentage of Formula Principal Distribution Amount        .00

73.  Current Principal (Class HE: B Percentage of Formula Principal
     Distribution Amount less Class HE: B-1 Principal Balance)              .00

74.  Class HE: B-2 Liquidation Loss Principal Amount                        .00

75.  Class HE: B-2 Guaranty Payment                                         .00

76.  Class HE: B-2 Principal Balance                               2,350,655.00

77.  Pool Scheduled Principal Balance of Sub-Pool HE             182,943,304.21

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                  October 1996
                                    Page 20

                                      Distribution Date: 11/15/96
                                      CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                      QE5 QF2 QG0
                                      Trust Account:  3335180-0


     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                .00

79.  Class HE: B-2 Liquidation Loss Principal Amount                        .00

80.  Interest at Class HE: B-2 Pass-Through Rate on:

     (a)  Class HE: B-2 Liquidation Loss Principal Amount                   .00
     (b)  Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall          .00

81.  Amount applied to such interest                                        .00

82.  Liquidation Loss interest remaining unpaid                             .00

     CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HE Pool Factors

          (a)  Class HE: A-1 Pool Factor                              .91568789
          (b)  Class HE: A-2 Pool Factor                             1.00000000
          (c)  Class HE: A-3 Pool Factor                             1.00000000
          (d)  Class HE: A-4 Pool Factor                             1.00000000
          (e)  Class HE: M-1 Pool Factor                             1.00000000
          (f)  Class HE: M-2 Pool Factor                             1.00000000
          (g)  Class HE: B-1 Pool Factor                             1.00000000
          (h)  Class HE: B-2 Pool Factor                             1.00000000

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a)  31-59 days           3,777,011.39          77
     (b)  60-89 days           1,008,936.12          16
     (c)  90 or more days        162,753.41           3

85.  Principal Balance of Defaulted Contracts                               .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                  October 1996
                                    Page 21

                                  Distribution Date: 11/15/96
                                  CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                  QE5 QF2 QG0
                                  Trust Account:  3335180-0


86.  Number of Liquidated Contracts and
     Net Liquidated Loss                        0                           .00

87.  Number of Loans Remaining                                            3,940

88.  Number of Principal Balance of Contracts with FHA Claims finaly rejected, or no FHA claim was submitted because
     FHA Insurance was unavailable              0                           .00

89.  FHA Insurance reserve amount                                 95,321,191.18

90.  Amount received from FHA Insurance                                     .00

     CLASS HE: C CERTIFICATES
     ------------------------

91.  Monthly Servicing Fee                                           227,090.25

92.  Class HE: C Residual Payment                                    908,361.00

93.  Class C Residual Payment                                        881,039.11